Exhibit 99.1

Sonoma Pharmaceuticals, Inc. January 202 3

Legal Disclaimers

INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries ("Sonoma" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities.

FORWARD-LOOKING STATEMENTS

Except for historical information herein, matters set forth in this presentation are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries.

These forward-looking statements are identified by the use of words such as "believe," "achieve," and "expect," among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company's products will not be as large as expected, the Company's products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Sonoma

NON - GAAP FINANCIAL MEASURES Non - GAAP income (loss) from operations minus non - cash expenses (EBITDAS) is a non - GAAP financial measure. The Company defines operating income (loss) minus non - cash expenses as GAAP reported operating income (loss) minus operating depreciation and amorti zation, and operating stock - based compensation. The Company uses this measure for the purpose of modifying the operating income (loss) t o reflect direct cash related transactions during the measurement period. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, se rvice marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the tra dem arks and/or intellectual property of their respective owners. Legal Disclaimers

Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid ( HOCl ) products for a wide range of applications, including dermatology, wound care, eye care, nasal care, oral care, animal health and non - toxic disinfectants. Sonoma’s products are clinically - proven to reduce infections, itch, pain, scarring and harmful inflammatory responses safely and without damaging healthy tissue. In - vitro and clinical studies of HOCl show it to have impressive antipruritic, antimicrobial, antiviral and anti - inflammatory properties. Sonoma’s stabilized HOCl relieves itch and pain, kills pathogens and breaks down biofilm, does not sting or irritate skin and oxygenates the cells in the area treated assisting the body in its natural healing process. Sonoma’s products are sold either directly or via partners in 55 countries worldwide and the company actively seeks new distribution partners. About Sonoma

Investor Highlights Diverse global healthcare leader • Focused on billion - dollar markets in Rx and OTC dermatology, wound care, eye, oral and nasal care, animal health and non - toxic disinfectants treating common injuries, infections and irritations that virtually everyone experiences • Over 20 years of experience with over 100 clinical studies and continual product innovation • Extensive regulatory clearances in the U.S., EU and worldwide means products can be commercialized faster • Robust and diverse international partner network selling into 55 countries • Pharmaceutical - grade manufacturing capabilities in Mexico lowers COGS and creates opportunities for volume plays Unique, patented and FDA - cleared, CE and ISO approved Microcyn ® Technology • HOCl is known to be among the safest and most effective ways to relieve itch, inflammation, redness and irritation while stim ula ting natural healing through increased oxygenation and eliminating persistent microorganisms and biofilms • Microcyn effectively treats common everyday irritations, such as rashes, and chronic conditions, such as diabetic foot ulcers making i t a flexible treatment appealing to almost anyone. Unlike other common treatments such as steroids or antibiotics, Microcyn can be used long - term with no reported serious adverse effects and no contraindications. Microcyn is extremely safe and all - natural. • Proven antipruritic, antimicrobial, antiviral and anti - inflammatory properties • Non - toxic disinfectant approved in the U.S. and Australia for use against COVID - 19

• Expand Rx and OTC reach in U.S. in the dermatology, wound care, eye, oral and nasal care, animal care and non - toxic disinfectant s markets via direct - to - consumer sales and distribution partnerships • Fully commercialize robust pipeline of new products via direct - to - consumer sales or distribution partnerships • 21 U.S. FDA clearances as medical devices for Section 510(k); CEs for over 39 products • Sonoma offers a direct - dispense model for its products, offering professionals such as dermatologists, pediatricians, podiatrist s, optometrists, estheticians and vets the opportunity to increase revenues in their practices • Expand presence in new markets by replicating what works in existing markets • Continue to add international distribution partners; grow existing relationships • Continue co - development of innovative new products with partners in the U.S. and internationally • Expand non - toxic disinfectant sales globally; have recently secured EPA clearance in the U.S. and expect to commence sales in su mmer 2023 Key Opportunities

Recent Business Developments

- In January 2023, Sonoma launched two new products, Reliefacyn® Plus Itch-Burn-Rash-Pain Relief Hydrogel and Rejuvacyn® Plus Skin Repair Cooling Mist, expanding its line of office dispense products exclusively for dermatologists and medical spas.
- Sonoma launched two new over-the-counter dermatological products in October 2022 for use in the United States: Reliefacyn® Advanced Itch-Burn-Rash-Pain Relief Hydrogel and Rejuvacyn® Advanced Skin Repair Cooling Mist.
- In September 2022, Sonoma's partner Te Arai BioFarma received regulatory approval to market and sell Sonoma's Microdacyn and Microdacyn Hydrogel products in Taiwan.
- In August 2022, Sonoma expanded its U.S. distributor network by granting Loma Lux Laboratories a non-exclusive right to distribute Sonoma's products for pain and itch relief under a private label, and by partnering with Beauty Bridge, a curated beauty and wellness marketplace, to sell Sonoma's Regenacyn® Advanced Scar Gel and Ocucyn® Eyelid & Eyelash Cleanser products on its website.
- In August 2022, Sonoma launched MicrocynVS® directly for veterinarian clinics and practices, and announced a non-exclusive partnership with DV Med Supply, Inc. to commercialize the MicrocynVS® product line through its impressive direct channels to over 400 veterinary clinics.
- Certain of Sonoma's over-the-counter products received the Natural Personal Care Product certification from the Natural Products Association in June 2022.

• The global natural skin care products market size was valued at $6.7 billion in 2021 and is expected to expand at a compound annual growth rate (CAGR) of 6.6% from 2022 to 2030. 1 • The global medical spa market size was valued at $16.4 billion in 2022 and is expected to expand at a compound annual growth rate (CAGR) of 14.97% from 2023 to 2030. 2 o North America dominated the medical spa market with a share of 41.5% in 2022, attributable in part to increasing demand for minimally invasive aesthetic procedures. 3 • Sonoma also continues to expands its presence in the global animal health market that was valued at $39.9 billion in 2021 and is expected to witness a compound annual growth rate (CAGR) of 10.0% from 2022 to 2030. 4 Market Opportunities Sonoma is expanding its partnerships and product offerings in the all - natural skin care and medical spa industries. 1. Grand View Research, Natural Skin Care Products Market Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/natural - skin - care - products - market 2. Grand View Research, Medical Spa Market Size, Share & Growth Analysis Report 2030 , available at https://www.grandviewresearch.com/industry - analysis/medical - spa - market 3. Ibid. 4. Grand View Research, Animal Health Market Size & Share Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/animal - health - market

• Increase sales of dermatology products through the direct dispense model that generates Sonoma’s highest margins by leveraging Sonoma’s existing relationships with dermatologists and skin care professionals • Increase direct - to - consumer marketing in niche markets to generate greater overall margins, while continuing to grow successful distribution partner network • Expand new and existing technology to new markets by working with KOLs and utilizing expertise and reach of distribution partnerships • Maintain robust product pipeline and seek additional regulatory clearances for new indications and in new markets Growth Strategy

Sonoma's Microcyn Technology

Stable triple-action topical technology

- A powerful anti-microbial – reduces microbial load, including destruction of biofilms
- Anti-inflammatory agent – reduces itch and pain
- Anti-pruritic activity
- Tissue healing (increased blood/oxygen flow to wound)

Unparalleled safety – No drug-to-drug interaction or contraindications

- Millions of patients treated worldwide without single report of serious adverse effect
- 30+ human clinical trials with over 1,500 patients
- Over 100 clinical papers available on our website

No mutations or resistance

- Overused antibiotics may cause deadly epidemics such as MRSA

Cost effective

- Preventative – reduces hospital/physician visits
- Medicare/hospital savings – faster healing reduces hospital stays


H
O
Cl

HOCl

What is Hypochlorous Acid? During the activation of neutrophils, respiratory bursts generate hydrogen peroxide (H 2 O 2 ) and the activated granule enzyme myeloperoxidase converts H 2 O 2 to hypochlorous acid (HOCl) • Hypochlorous acid (HOCl) is produced by neutrophils in the body as part of its defense mechanism • HOCl is highly active against bacterial, viral, and fungal pathogens. • HOCl has been shown to rapidly kill spore - forming and non - spore forming bacteria • HOCl has also been shown to have significant activity against biofilms

Microcyn Technology microbial load reduction & infection control

30 SECONDS " IN VITRO KILL TIME (%) REDUCTION "

MRSA - Staphylococcus aureus	99.999	VRE - Enterococcus faecalis	99.999
Staphylococcus aureus	99.999	Escherichia coli	99.997
Acinetobacter baumannii	99.999	Bacteroides fragilis	99.999
Candida albicans	99.999	Enterobacter aerogene	99.999
Enterococcus faecium	99.999	Haemophilus influenzae	99.993
Klebsiella oxytoca	99.999	Klebsiella pneumoniae	99.999
Micrococcus luteus	99.999	Proteus mirabilis	99.999
Pseudomonas aeruginosa	99.998	Serratia marcescens	99.999
Staphylococcus epidermidis	99.998	Staphylococcus haemolyticus	99.999
Staphylococcus homins	99.996	Staphylococcus saprophyticus	99.999
Streptococcus pyogenes	99.999		

Sonoma

Research and Development Over 100 research articles and case and clinical studies showcasing both the efficacy and safety of our Microcyn ® technology can be found on our website at https://sonomapharma.com/literature/ . Here is a sample: • Dermodacyn ® Disinfecting solution study on viability of SARS - CoV - 2, see https://www.sciencedirect.com/science/article/pii/S019567012030339X • Endocyn ® study on cellular toxicity, see https://www.sciencedirect.com/science/article/abs/pii/S0099239917310439 • HOCl study evaluating virucidal activity in Vero E6 cells against SARS - CoV - 2, University of Barcelona, 11/27/2020 • Hypochlorous acid gel technology — Its impact on post - procedure treatment and scar prevention, see https://sonomapharma.com/wp - content/uploads/2020/08/Gold_et_al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf • Topical stabilized hypochlorous acid: The future gold standard for wound care and scar management in dermatologic and plastic su rgery procedures, see https://sonomapharma.com/wp - content/uploads/2020/08/Topical - Stabilized - HOCL - consensus - article - 2020.pdf • HOCl Article: Optimizing Wound Healing for Procedures – Apr 2018, see https://sonomapharma.com/wp - content/uploads/2018/11/Pracitcal - Derm - HOCl - article - 4 - 7 - 18 - wounds.pdf

• FDA - cleared products targeting: • Atopic dermatitis, dermal lesions (acne), scar management, symptoms of eczema, pain and itch relief and other dermatological conditions • Eye care, including eye - lash hygiene • Medspa and beauty markets for skin care and repair • Acute and chronic wound care • Oral care • Animal care • EPA clearance for a non - toxic disinfectant • EPA - cleared non - toxic disinfectant • Expanding into direct sales with new products and channels resulting in higher margins • Ability to partner for OTC, Rx, and private label • Mexican based manufacturing plant costing opens price - sensitive channels and opportunities for volume plays • Shipping from Mexico avoids extra expense and delays vs. shipping from Asia • Established and growing animal healthcare line of products • Business development efforts targeting increasing and diverse relationships with U.S. distributors U.S. Summary

U.S. Product Offerings Ocucyn Eyelid & Eyelash Cleanser Microcyn Rx Skin & Wound Care Regenacyn Advanced Scar Gel Epicyn Antimicrobial Facial Cleanser Acuicyn Antimicrobial Eyelid & Eyelash Hygiene Levicyn Antimicrobial Dermal Spray Celacyn Scar Management Gel Rejuvacyn Skin Repair Reliefacyn Itch, Burn, Rash & Pain Care Microcyn OTC Wound & Skin Cleanser

Animal Health Care MicrocynAH ® family of advanced animal healthcare products, safe to use on pets and livestock, and perfect for hot spots, pink eye, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • Sold in national pet - store retail chains and specialty stores such as Petsmart , Chewy.com, Tractor Supply, Cabela’s and Bass Pro Shops. Distributed by MannaPro Products. MicrocynVS ® veterinarian - strength animal care for use in vet clinics and animal hospitals.

Robust International Distribution Network • Steadily growing existing partner base with broad indications • ISO/FDA registered/CE/EN/MOH/TGA registrations for state - of - the - art Mexico manufacturing facility • Ship to 55 countries globally • 40+ partners in dermatology, eye, wound, oral and nasal care, animal care and for surface disinfectant • Flexible operations capable of high/small volume, large/small batch, private label, and multiple configurations/packaging • Collaborative relationship with International Partners leading to product innovation and development

• ISO 9001, ISO 13485 and cGMP certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and many other national listing/approvals • Shipping to 55 countries • Highly trained staff • Flexibility In Use Of Indications, SKUs, Packaging & Labeling Cutting Edge Manufacturing

Located in Guadalajara, Mexico Laboratory Packaging Area Labeling Boxing Ready for shipment Warehouse Air Systems Product Water Treatment System Materials Testing Laboratory Guadalajara plant

Epicyn ® Dermatology Gramaderm ® Dermatology Pediacyn ® Dermatology Mucoclyns ® Decontamination solution Microdacyn60 ® Oral Care Blocked nose or sinuses Sinudox ® Nasal care Blepharitis treatment Ocudox ® Eye lid solution Exposure to germs and pathogens Mouth and throat infections Keloid or hypertrophic scar Acne treatment Atopic Dermatitis Solutions that work naturally for everybody EU Products

Latin America Celacyn Scar Management Gel Gramacyn Kit for Acne Skin Microdacyn Wound Care

Asia Singapore, Malaysia, Thailand, Indonesia WoundCare South Korea BioDerm & Biodacyn60 Wound Care Hong K ong Microdacyn60 Oral Care China Microcyn The Philippines M icrodacyn MicrocynAH

Middle East Microsafe Disinfectant & Sanitizer Microsafe Disinfectant & Sanitizer Microsafe Face Cool, Anti - Microbial, Baby Cool, Foot Cool, Lady Cool Microdacyn Wound Care

Australia and New Zealand Epicyn Treat Scars Right from the Start Microdox Super - Oxidised Solution Bladder & Catheter Rinse Microdacyn Surgical Irrigation and Wound Treatment

Growing our own brands and/or partner brands Our Global Brands & Partners

Key Financial Metrics * dollars in thousands Six Months Ended Six Months Ended Sept. 30, 2022 * (unaudited) Sept. 30, 2021* (unaudited) Total Revenues $7,314 $7,428 Gross Profit $2,782 $2,694 Operating Expenses $4,368 $4,563 Net Income (Loss) $(1,904) $(1,198) EBITDAS loss $(1,200) $(1,655) Cash & Cash equivalents $3,351 $8,392 Working capital $8,866 $13,943 Shareholders’ Equity $7,021 $11,460

Balance Sheet Highlights September 30, 2022 March 31, 2022 ASSETS (unaudited) Current assets: Cash and cash equivalents $ 3,3 5 1 $ 7,396 Accounts receivable, net 2,487 2,407 Inventories, net 3,025 2,663 Other current assets 3,530 3,964 Total current assets 12,393 16,430 Other assets 2,569 2,415 Total assets $ 14,962 $ 18,845 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 3,298 $ 5,011 Current portion of long - term debt 229 808 Total current liabilities 3,527 5,819 Other long - term liabilities 4,399 4,329 Long - term debt 15 - Total liabilities $ 7,941 $ 10,148 Total stockholders' equity 7,021 8,697 Total liabilities and stockholders' equity $ 14,962 $ 18,845 * dollars in thousands

Income Statement, September 30, 2022 Six Months Ended September 30, 2022 2021 Revenues $ 7,314 $ 7,428 Cost of revenues 4,532 4,734 Gross profit 2,782 2,694 Operating expenses Research and development 6 95 Selling, general and administrative 4,362 4,468 Total operating expenses 4,368 4,563 Loss from operations (1,586) (1,869) Interest income (expense), net 3 (5) Other income (expense), net (256) 531 Gain on sale of assets - 150 Loss before income taxes (1,839) (1,193) Income tax benefit (expense) (65) (5) Net loss $ (1,904) $ (1,198) Net loss per share: basic $ (0.61) $ (0.54) Net loss per share: diluted $ (0.61) $ (0.54) Weighted - average number of shares: basic 3,101 2,219 Weighted - average number of shares: diluted 3,101 2,219 Other comprehensive loss Net loss $ (1,904) $ (1,198) Foreign currency translation adjustments (99) 73 Comprehensive loss $ (2,003) $ (1,125) * unaudited, in thousands, except per share amounts

Statement of Cash Flows, Sept. 30, 2022 Six Months Ended September 30, 2022 2021 Net cash (used in) provided by operating activities $ (3,363) $ (2,527) Net cash (used in) provided by investing activities (210) (38) Net cash (used in) provided by financing activities (565) 6,711 Effect of exchange rates on cash and cash equivalents 93 26 Net increase in cash and cash equivalents (4,045) 4,172 Cash and cash equivalents, beginning of period 7,396 4,220 Cash and cash equivalents, end of period $ 3,351 $ 8,392 * unaudited, in thousands

Revenue Metrics Revenues by revenue source: Six Months Ended September 30, 2022 2021 Human Care $ 4,615 $ 5,186 Animal Care 1,523 1,937 Service and Royalty 1,176 305 $ 7,314 $ 7,428 Revenue by geographic region: Six Months Ended September 30, 2022 2021 United States $ 1,842 2,939 Europe 2,012 1,688 Asia 1,155 638 Latin America 1,444 1,083 Rest of the World 861 1,080 Total $ 7,314 $ 7,428 * unaudited, in thousands

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court , Suite 150 Boulder , CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA